EXHIBIT 10.57

THIRD AMENDMENT TO SECURITY AGREEMENT

          This THIRD AMENDMENT TO SECURITY AGREEMENT (this “Third Amendment”) is made as of the 5th day of September, 2003, by and between Martek Biosciences Kingstree Corporation, a Delaware corporation (“Martek Kingstree”), and Genencor International, Inc., a Delaware corporation (“Genencor”).

WITNESSETH

          FermPro Manufacturing, LP (“FermPro”), a Georgia limited partnership, Astral Technologies, Inc., a South Carolina corporation and the general partner of FermPro, and Martek Biosciences Corporation, a Delaware corporation, on behalf of itself and Martek Kingstree, have entered into that certain Asset Sale and Purchase Agreement dated as of July 21, 2003 (the “Fermpro Asset Sale and Purchase Agreement”) pursuant to which Martek Kingstree assumed the obligations of Fermpro under the “Note”, the “Mortgage”, the “Security Agreement”, the “Non Compete Covenant in Assignee’s Favor” and the “TMA”, each as defined in the Security Agreement by and between Fermpro and IBIS Limited Partnership (“IBIS”), a North Carolina limited partnership, dated April 27, 1994, as amended on May 4, 1994 and April 3, 1996 (as amended, the “Security Agreement”). To facilitate the assumption of these documents, it is necessary to amend and modify certain terms of the Security Agreement, and Martek Kingstree and Genencor, as assignee of IBIS, have entered into this Third Amendment for the purposes of modifying and amending in accordance with the terms of this Third Amendment, the Security Agreement.

     NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each to the other, the parties do hereby agree as follows:

          1. Modifications to Security Agreement.

          (a) The Security Agreement is hereby amended by adding the following two paragraphs to the end of the recitals:

“FermPro Manufacturing, LP (“FermPro”), a Georgia limited partnership, Astral Technologies, Inc., a South Carolina corporation and the general partner of FermPro, and Martek Biosciences Corporation, a Delaware corporation, on behalf of itself and Martek Biosciences Kingstree Corporation (“Martek Kingstree”), have entered into that certain Asset Sale and Purchase Agreement dated as of July 21, 2003 (the “Fermpro Asset Sale and Purchase Agreement”) pursuant to which Martek Kingstree has assumed the obligations of Fermpro under the Note, Mortgage, Security Agreement, Non Compete

Covenant in Assignee’s Favor and the TMA. To facilitate the assignment of these documents, it is necessary to amend and modify certain terms of the Security Agreement.

Hereinafter, references to the Security Agreement shall mean the Security Agreement as amended by the Third Amendment to the Security Agreement by and between Martek Kingstree and Genencor dated the date hereof; references to the Mortgage shall mean the Mortgage as amended by the Third Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated the date herewith, and filed or to be filed of record in the Office of the Clerk of Court of Williamsburg County, South Carolina; references to the Note shall mean the Second Amended and Restated and Substituted Promissory Note dated the date hereof payable to the order of Genencor; references to the Purchaser shall mean Martek Kingstree; and, references to the Seller shall mean Genencor.”

          (b) Section 1(a) is hereby amended and restated in its entirety to read as follows:

          “Collateral” shall mean those assets as set forth on Schedule 1(a).

          (c) Section 1(b) is hereby deleted in its entirety.

          (d) Section 1(c) is hereby deleted in its entirety.

          (e) Section 1(d) is hereby deleted in its entirety.

          (f) Section 1(e) is hereby deleted in its entirety.

          (g) Section (2) is hereby amended and restated in its entirety to read as follows:

“As security for the full and punctual payment of the Note and the performance by the Purchaser of all of its obligations under this Security Agreement, the Purchaser hereby grants to Seller, its successors and assigns, a continuing security interest in the Collateral.”

          (h) When the word “Equipment” appears in Section 4 it shall mean “Equipment” as defined in the Uniform Commercial Code of South Carolina.

          (i) Section 6 is hereby amended and restated in its entirety to read as follows:

          “Section 6. [Intentionally deleted]”

          (j) Section 9 is hereby amended and restated in its entirety to read as follows:

“This Security Agreement shall terminate and the lien evidenced hereby shall be released by Seller when the Note has been fully paid and performed. Upon the termination of this Security Agreement or Seller’s release of any security interest in the Collateral evidenced hereby, Seller shall take whatever action may be necessary, including filing the appropriate statements under the UCC to effect such termination or release.”

          (k) Section 10(b) is hereby amended and restated as follows:

“All rights of Seller shall inure to the benefit of its successors and assigns, and all obligations of the Purchaser shall bind its successors and assigns. Seller may not assign this Security Agreement and the rights and interests herein without the prior written consent of the Purchaser.”

          (1) The Security Agreement is hereby amended to include a new Section 11 which shall read as follows:

          “Section 11.

(a) Within 30 days of the end of each fiscal quarter, Purchaser shall deliver to Seller a report (a “Collateral Report”) setting forth the book value of all Collateral valued in accordance with US GAAP (the “Collateral Value”), and the principal amount outstanding on the Note (the “Loan Balance”). Upon the request of the Seller following receipt of a Collateral Report indicating that the Loan Balance exceeds the Collateral Value by more than $100,000, Purchaser, at its own expense, shall within 15 days after such request, duly execute and deliver to Seller such amendments to Schedules l(a), granting a first priority lien on any of Purchaser’s hereinafter acquired Equipment (as such term is defined in the Uniform Commercial Code of South Carolina), which shall secure the obligations under the Note, such additional property at the time of granting of the security interest therein to have a Collateral Value at least equal to the difference between the then Loan Balance and the Collateral, as set forth on the most recent Collateral Report.

(b) During the term of this Security Agreement, Purchaser shall keep hereinafter acquired Equipment (as such term is defined in the Uniform Commercial Code of South Carolina) free and clear of any lien, encumbrance, pledge or security interest, sufficient to cover any difference between the Loan Balance and the Collateral Value, unless such lien, encumbrance, pledge or security interest is or would be subordinated to any security interest granted in this Security Agreement.

(c) Purchaser shall take such other actions (including, without limitation, the filing of Uniform Commercial Code financing statements) as may be reasonably necessary to vest in Seller valid and subsisting first priority liens on the properties purported to be subject to the Security Agreement as supplemented.”

     2.     Effect of Amendment. This Third Amendment shall modify and amend the Security Agreement as set forth herein. Except as expressly modified and amended hereby, or unless the context requires otherwise, the Security Agreement shall be and remain in full force and effect. Any reference in any of the Note, Mortgage, Security Agreement or TMA (or any exhibits thereto) to “the Security Agreement” shall be deemed to mean and refer to the Security Agreement as modified hereby.

     3.     Conflict of Terms. In the event of a conflict between the terms of this Third Amendment and the Security Agreement, the terms of this Third Amendment shall govern.

     4.     Successors and Assigns. Whenever in this Third Amendment any of the parties hereto are referred to, such reference shall be deemed to include the successors, assigns, heirs or personal representatives of such party.

     5.     Counterparts. This Third Amendment may be executed by Martek Kingstree and Genencor on separate counterparts, and said counterparts taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

Purchaser:

MARTEK BIOSCIENCES KINGSTREE CORPORATION

By:	/s/ GEORGE P. BARKER

Name:	GEORGE P. BARKER
Title:	SR. V.P. & GENERAL COUNSEL

Seller:

GENENCOR INTERNATIONAL, INC.

By:	/s/ Carole B. Cobb

Name:	Carole B. Cobb
Title:	Senior Vice President, Global Supply

[THIRD AMENDMENT TO SECURITY AGREEMENT]

SECOND AMENDMENT TO
SECURITY AGREEMENT

     This SECOND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made as of the 3rd day of April, 1996, by and between FermPro Manufacturing, LP, a Georgia limited partnership (hereinafter referred to as “Purchaser”), and IBIS Limited Partnership, a North Carolina limited partnership (hereinafter referred to as “Seller”).

WITNESSETH:

     Purchaser has purchased from Seller pursuant to an Asset Purchase Agreement dated as of April 21, 1994 (the “Original Asset Purchase Agreement”) as amended by a First Amendment to Asset Purchase Agreement dated May 4, 1994 (as amended, the “Asset Purchase Agreement”) certain personal property described in a Security Agreement dated April 27, 1994 and amended May 4, 1994 (collectively, the “Security Agreement”) and also certain real property more specifically described in Exhibit A to the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated April 27, 1994 and duly recorded in Book 338 at Page 96 in the Office of the Clerk of Court of Williamsburg County, South Carolina, as amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 4, 1994 and duly recorded in Book 349 at Page 271 in the Office of the Clerk of Court of Williamsburg County, South Carolina (as amended, the “Mortgage”), including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Seller an Amended and Restated and Substituted Promissory Note, dated as of May 4, 1994 (the “Amended Note”), which amends and restates the terms of a Purchase Money Promissory Note in the principal amount of $10,000,000, dated April 27, 1994 as set forth therein. The Mortgage and the Security Agreement are herein collectively referred to as the “Collateral Documents”.

     Seller has entered into a Purchase Agreement with Genencor International, Inc., a Delaware corporation (“Assignee”), pursuant to which Seller has transferred the Amended Note and has agreed to transfer and assign the Collateral Documents to Assignee. To facilitate the assignment it is necessary to amend and modify certain of the Purchase Agreements (as defined in the Security Agreement) and the Security Agreement, and Seller, Purchaser and Assignee Gist-Brocades International B.V., Gist-Brocades B.V. and Gist-Brocades BSD B.V. have entered into a Multi-Party Agreement dated April 3, 1996, agreeing to such amendments and modifications (the “Multi-Party Agreement”). Seller and Purchaser desire to enter into this Second Amendment for the purpose of modifying and amending the Security Agreement in accordance with the terms of the Multi-Party Agreement.

      NOW, THEREFORE, in pursuance of the Security Agreement and in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each to the other, the parties do hereby agree as follows:

      1.     Modifications to Security Agreement. (a) The Security Agreement is hereby amended by deleting the first paragraph of the recitals and inserting in lieu thereof:

“Purchaser has purchased from Seller pursuant to an Asset Purchase Agreement between Purchaser and Seller dated as of April 21, 1994, as amended by a First Amendment to Asset Purchase Agreement dated as of May 4, 1994 (as amended, the “First Amended Asset Purchase Agreement”) and as further amended by the Multi-Party Agreement dated as of April 3, 1996 among Seller, Purchaser, Genencor International, Inc., a Delaware corporation (“Assignee”), Gist-Brocades International B.V., a Netherlands corporation (“GBI”), Gist-Brocades B.V. (“G-B BV”), a Netherlands corporation, and Gist-Brocades BSD B.V. (“GB-BSD”), a Netherlands corporation (the “Multi-Party Agreement”) (the First Amended Asset Purchase Agreement as further amended, the “Asset Purchase Agreement”) (i) certain personal property described in a Security Agreement dated April 27, 1994 between Purchaser and Seller, as amended as of May 4, 1994 (as amended, the “First Amended Security Agreement”) and as further amended by a Second Amendment to Security Agreement dated as of April 3, 1996 (the First Amended Security Agreement as further amended, the “Security Agreement”) and (ii) certain real property more specifically described in Exhibit A to the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated April 27, 1994 and duly recorded in Book 338 at Page 96 in the office of the Clerk of Court of Williamsburg County, South Carolina, as amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 4, 1994 and duly recorded in Book 349 at Page 271 in the office of the Clerk of Court of Williamsburg County, South Carolina (as amended, the “First Amended Mortgage”) , and further amended by the Second Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of April 3, 1996, filed or to be filed for record in the office of the Clerk of Court of Williamsburg County, South Carolina (the First Amended Mortgage as further amended, the “Mortgage”) , including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Seller a Purchase Money Promissory Note dated April 27, 1994 in the principal amount of $10,000,000 which

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has been amended, restated and substituted pursuant to the terms of an Amended and Restated and Substituted Promissory Note (the “Amended Note”) in the principal amount of $10,000,000.00 dated as of May 4, 1994, as assigned to Assignee pursuant to the Allonge dated June 2, 1995 and as amended by the Second Amendment to Note, dated as of April 3, 1996 (the “Note Amendment”), among Purchaser, Seller and Assignee (the Amended Note together with the Second Amendment, hereinafter, the “Note”). Purchaser, Seller, Assignee, Gist-Brocades International B.V., Gist-Brocades B.V. and Gist-Brocades BSD B.V. have entered into the Multi-Party Agreement pursuant to which the parties have agreed to modify and amend the First Amended Asset Purchase Agreement, the Amended Note, the First Amended Mortgage and the First Amended Security Agreement. Pursuant to the Multi-Party Agreement, Seller is affirming its assignment to Assignee of the Note and assigning to Assignee the Mortgage, the Security Agreement, the Toll Manufacturing Agreement dated as of April 27, 1994, between Purchaser and Gist-Brocades BSD B.V. (“G-B BSD”) (the “TMA”) and a portion of the covenant not to compete in the Asset Purchase Agreement, such assigned portion being set forth in Section 11.2 of the Asset Purchase Agreement, as amended by the Multi-Party Agreement, and being referred to herein as the “Noncompete Covenant in Assignee’s Favor.” It has been agreed that this Security Agreement secures all of the obligations of Purchaser under the Note, the Mortgage, the Noncompete Covenant in Assignee’s Favor, and the TMA. The Note, the Mortgage, the Noncompete Covenant in Assignee’s Favor and the TMA are hereinafter referred to as the “Purchase Documents.”

      (b)  The Security Agreement is hereby amended by deleting the definition of “Ancillary Agreements” from Section 7 and by deleting subparagraph (c) from the term “Event of Default” and inserting in lieu thereof:

“(c) Purchaser shall default in the due and punctual payment or performance of any obligation under the Purchase Documents after any notice of such default by another party thereto required to be given thereunder has been given and any applicable period of grace thereunder shall have expired;”

      (c)  The Security Agreement is hereby amended by deleting the phrase “, including Gist-Brocades B.V.,” from the last sentence in Section 10(b).

     2.     Effect of Amendment. This Amendment shall modify and amend the Security Agreement as set forth herein. Except as expressly modified and amended hereby, or unless the context requires otherwise, the Security Agreement shall be and remain in full force and effect. Any reference in any of the Purchase Documents (or any exhibits thereto) to “the Security Agreement” shall be deemed to mean and refer to the Security Agreement as modified hereby.

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     3.     Conflict of Terms. In the event of a conflict between the terms of this Amendment and the Security Agreement, the terms of this Amendment shall govern.

     4.     Successors and Assigns. Whenever in this Amendment any of the parties hereto are referred to, such reference shall be deemed to include the successors, assigns, heirs or personal representatives of such party.

     5.     Counterparts. This Amendment may be executed by Purchaser and Seller on separate counterparts, and said counterparts taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

Purchaser:

FERMPRO MANUFACTURING, LP

By:	Astral Technologies, Inc.,
Its General Partner

	By:	/s/ James W. Godfrey Jr.

	Name:	James W. Godfrey Jr.
	Title:	PRESIDENT

Seller:

IBIS LIMITED PARTNERSHIP

By:	Gist-Brocades Agro Business
Group B.V., General Partner

	By:	/s/ A. L. de Haas

A. L. de Haas

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FIRST AMENDMENT TO
SECURITY AGREEMENT

     This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made as of the 4th day of May, 1994, by and between FermPro Manufacturing, LP, a Georgia limited partnership (hereinafter referred to as the “Purchaser”) and IBIS Limited Partnership, a North Carolina limited partnership (hereinafter referred to as the “Seller”).

WITNESSETH:

     The Purchaser has purchased from Seller pursuant to an Asset Purchase Agreement dated as of April 21, 1994 (the “Original Asset Purchase Agreement”) as amended by a First Amendment to Asset Purchase Agreement dated the date hereof (as amended, the “Asset Purchase Agreement”) certain personal property described in a Security Agreement dated April 27, 1994 and amended of even date herewith (collectively, the “Security Agreement”) and also certain real property more specifically described in Exhibit A to the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and duly recorded in Book 338 at Page 96 in the Office of the Clerk of Court of Williamsburg County, South Carolina as amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing duly recorded or to be recorded in the Office of the Clerk of Court of Williamsburg County, South Carolina (as amended, the “Mortgage”), including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Seller a purchase money promissory note in the principal amount of $10,000,000.00, such Promissory Note dated April 27, 1994 (the “Original Note”).

     The Purchaser and Seller have agreed to modify and amend the Original Purchase Agreement in accordance with the terms of a First Amendment to Purchase Agreement dated of even date herewith between the Purchaser and Seller (the “First Amendment to Purchase Agreement”). In connection therewith, the Purchaser has executed and delivered an Amended and Restated and Substituted Promissory Note, of even date herewith (the “Amended Note”), which amends and restates the terms of the Original Note as set forth therein.

     Purchaser and Seller desire to enter into this First Amendment for the purpose of modifying and amending the Security Agreement in accordance with the terms of the First Amendment to the Purchase Agreement and the Amended Note.

     NOW, THEREFORE, in pursuance of the Security Agreement and in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each to the other, the parties do hereby agree as follows:

      1.     Amendment to Security Agreement. The Security Agreement is hereby amended by deleting the first paragraph of the recitals and inserting in lieu thereof:

“The Purchaser has purchased from Seller pursuant to an Asset Purchase Agreement dated as of April 21, 1994 certain assets more specifically described in the Asset Purchase Agreement and amended by a First Amendment to Asset Purchase Agreement dated May 4, 1994 (collectively, the “Asset Purchase Agreement”) and in payment of the purchase price has executed and delivered to Seller the Original Note which has been amended, restated and substituted pursuant to the terms of the Amended Note dated May 4, 1994 in the principal amount of $10,000,000.00 (as amended, restated and substituted, the “Note”). The Note is secured by the Collateral pursuant to the terms hereof and by the Properties (as defined in the Mortgage) pursuant to the terms of the Mortgage. It has been agreed that all of the obligations of the Purchaser under the Note, the Mortgage and Asset Purchase Agreement, and the following additional agreements, each dated as of April 27, 1994, are to be secured by this Security Agreement: the Toll Manufacturing Agreement between Purchaser and Gist-Brocades BSD B.V. (the “TMA”) and the License Agreement between Purchaser and IBIS (the “License Agreement”). The Asset Purchase Agreement, the Note, the Mortgage, the TMA and the License Agreement are hereinafter referred to as the “Purchase Documents.”

      2.     Effect of Amendment. This Amendment shall modify and amend the Security Agreement as set forth herein. Except as expressly modified and amended hereby, or unless the context requires otherwise, the Security Agreement shall be and remain in full force and effect. Any reference in any of the Purchase Documents (or any exhibits thereto) to “the Security Agreement” shall be deemed to mean and refer to the Security Agreement as modified hereby.

      3.     Conflict of Terms. In the event of a conflict between the terms of this Amendment and the Security Agreement, the terms of this Amendment shall govern.

      4.     Successors and Assigns. Whenever in this Amendment any of the parties hereto are referred to, such reference shall be deemed to include the successors, assigns, heirs or personal representatives of such party.

      5.     Counterparts. This Amendment may be executed by the Purchaser and Seller on separate counterparts, and said

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counterparts taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Purchaser and Seller have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first above written.

Purchaser:

FERMPRO MANUFACTURING, LP

By:	Astral Technologies, Inc.,
Its General Partner

	By:	/s/ James W. Godfrey Jr.

	Name:	JAMES W. GODFREY JR.
	Title:	PRESIDENT / CEO

ATTEST:

/s/ Roger Gause

	Name:	Roger Gause
	Title:	Assistant Secretary

Seller:

IBIS LIMITED PARTNERSHIP

By:	Gist-Brocades Agro Business
Group B.V., General Partner

	By:	/s/ A. L. de Haas

A. L. de Haas

	By:	/s/ S. J. Quist

S. J. Quist

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SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (hereinafter referred to as this “Security Agreement”) is made as of the 27th day of April, 1994 by and among

FERMPRO MANUFACTURING, LP, a Georgia limited partnership (hereinafter referred to as the “Purchaser”);

and

IBIS LIMITED PARTNERSHIP, a North Carolina Limited Partnership (hereinafter referred to as the “Seller”).

WITNESSETH:

     The Purchaser has purchased from Seller pursuant to an Asset Purchase Agreement dated as of April 21, 1994 (the “Asset Purchase Agreement”) certain assets more specifically described in the Asset Purchase Agreement and in payment of the purchase price has executed and delivered to Seller a purchase money promissory note in the principal amount of $10,000,000.00 of even date herewith (the “Note”). The Note is secured by the Collateral pursuant to the terms hereof and by the Properties (as defined in the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith (the Mortgage”)) pursuant to the terms of the Mortgage. It has been agreed that all of the obligations of the Purchaser under the Note, the Mortgage and Asset Purchase Agreement, and the following additional agreements, each dated as of the date hereof are to be secured by this Security Agreement: the Toll Manufacturing Agreement between Purchaser and Gist-Brocades BSD B.V. (the “TMA”) and the License Agreement between Purchaser and IBIS (the “License Agreement”). The Asset Purchase Agreement, the Note, the Mortgage, the TMA and the License Agreement are hereinafter referred to as the “Purchase Documents.”

     NOW, THEREFORE, in consideration of the execution and delivery of the Note to Seller and for other good and valuable consideration as set forth in the Note, the receipt of which is hereby acknowledged, Purchaser, for itself, its successors and assigns, covenants and agrees with Seller as follows:

     Section 1. Definitions.

     (a)  “Collateral” shall mean the Assets, and all Contract Rights, Equipment and General Intangibles, together with any and all present and future proceeds thereof (including insurance proceeds).

     (b)  “Assets” shall mean all assets, other than inventory, owned by Purchaser as of the date hereof and transferred to Purchaser pursuant to the, Asset Purchase Agreement.

     (c)  “Contract Rights” shall mean all present and future contracts and contract rights other than accounts receivable as defined in the Uniform Commercial Code of the State of South Carolina (the “UCC”).

     (d)  “Equipment” shall mean all equipment as defined under the UCC, including, without limitation, all manufacturing, distribution, selling, data processing and office equipment, all machinery, all furniture, furnishings, appliances, fixtures and trade fixtures, computer equipment and software, vehicles, rolling stock, vessels, accessions, accessories, additions, additions, parts, supplies, apparatus, appliances, tools, tooling, molds, dies, blueprints, fittings, and all other goods of every type and description, wherever located, other than inventory , whether now owned or hereafter acquired by the Purchaser.

     (e)  “General Intangibles” shall mean all general intangibles as defined under the UCC, now existing or hereafter owned, acquired or arising in which the Purchaser now has or hereafter acquires any rights, and shall include, but shall not be limited to, all intangible personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments and money, including, without limitation, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, copyrights, trademarks and patents, licenses, permits, customer lists, and all other intangible personal property of every kind and nature, now owned or hereafter acquired, except to the extent excluded under the UCC.

     Section 2. Creation of Security Interest. As security for the full and punctual payment of the Note and the performance by the Purchaser of all of its obligations under this Security Agreement and the other Purchase Documents, the Purchaser hereby grants to Seller, its successors and assigns, a continuing security interest in the Collateral.

     Section 3. Representations and Warranties of Purchaser.

     (a)  The Purchaser has full power and authority to execute, deliver and perform its obligations under this Security Agreement, and this Security Agreement is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and by general principles of equity.

     (b)  The Purchaser is and will be the lawful owner of all Collateral; the Purchaser has full power and authority to execute this Agreement and to perform its obligations hereunder; the Purchaser has not made, nor will it at any time, without obtaining the prior written consent of the Seller, make, any agreement which prohibits or restricts the pledging or creation of liens upon the Collateral, or which creates a lien on the Collateral prior to the security interest herein provided to the Seller; and all information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Purchaser to the Seller, is and will be true and correct as of the date furnished.

     Section 4. Protection of Collateral.

     (a)  The Purchaser will keep accurate and complete records of the Collateral and permit Seller and its agents and representatives to inspect the same at reasonable times and upon reasonable advance written notice to Purchaser. All records relating to the Collateral shall remain in the possession and control of the Purchaser at all times at the Purchaser’s risk of loss.

     (b)  The Purchaser will be responsible for the safekeeping of the Equipment, and in no event shall Seller have any responsibility for any loss or damage to the Equipment or destruction thereof occurring or arising in any manner or from any cause.

     (c)  The Purchaser will at all times maintain the Equipment in good order and condition, ordinary wear and tear excepted, and keep the Equipment insured against loss, damage, theft and other risks, in such amounts and with such companies and under such policies as shall be required pursuant to Section 2.03 of the Mortgage, which policies shall provide that loss thereunder shall be payable jointly to Seller and the Purchaser as their interests may appear and the Purchaser will immediately notify Seller of the occurrence of any casualty or acts of God causing a material loss in value of such property.

     (d)  The Purchaser will not sell, transfer, lease or otherwise dispose of any of the Equipment, or any interest therein, except for the sale of Equipment which is no longer useful in the business of the Purchaser.

     Section 5. Protection of Security Interest.

     (a)  The Purchaser will, upon the written request of Seller, execute and deliver specific assignments of Collateral and such financing statements, applications for notation of lien, notices of assignment (and continuations or amendments of any of the foregoing) and other documents as Seller may from time to time reasonably request to establish and maintain a valid perfected security interest in the Collateral to secure the payment of the Note or to enable Seller to exercise and enforce any of its rights, powers and remedies hereunder.

     (b)  The Purchaser will not change the location of its place of business unless, prior to such change, it notifies Seller of such change, makes all UCC filings required to continue Seller’s security interest in the Collateral and takes all other action necessary or that Seller may reasonably request to preserve, perfect, confirm and protect the security interest granted Seller hereunder.

     (c)  So long as this Security Agreement is in effect, Purchaser will not create, grant or suffer to exist any lien, encumbrance or security interest upon or in respect of any of the Collateral other than security interests in favor of Seller, purchase money security interests and leases for equipment and such other liens second in priority to the lien of Seller provided written notice of the granting of any such lien is given to Seller in advance.

     (d)  The Purchaser will reimburse Seller for all expenses, including reasonable attorneys’ fees and disbursements, incurred by Seller in seeking to enforce any rights hereunder.

     (e)  The Purchaser will furnish the Seller such information concerning the Purchaser and the Collateral as the Seller may from time to time reasonably request for purposes of determining compliance hereunder by Purchaser.

     (f)  The Purchaser will, concurrently with the granting of this security interest in the Collateral, place notations on its books and records disclosing the security interest of the Seller in such Collateral.

     Section 6. Purchaser Remains Liable. Anything herein to the contrary notwithstanding, (a) the Purchaser shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Seller of any of its rights hereunder shall not release the Purchaser from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Seller shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Seller be obligated to perform any of the obligations or duties of the Purchaser thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Purchaser or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 7. Default. The term “Event of Default” as used herein means the occurrence of any of the following events:

     (a)  Purchaser shall default in the due and punctual payment or performance of any covenant, condition or agreement contained herein and such default shall not be cured within thirty (30) days after written notice from Seller;

     (b)  Purchaser shall default in the due and punctual payment of the Note or in the due and punctual payment or performance of the Secured Obligations (as defined therein) under the Mortgage;

     (c)  Purchaser shall default in the due and punctual payment or performance of any obligation under the Ancillary Agreements (as defined hereinafter) after notice of such default by another party thereto and any applicable period of grace shall have expired;

     (d)  a court enters an order for relief with respect to Purchaser in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law; the continuance of either of the following for 60 days: an involuntary case is commenced against Purchaser under any applicable bankruptcy, insolvency or other similar law or an order of a court for the appointment of a receiver over Purchaser or any of its property is entered; Purchaser commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law; or Purchaser ceases to be solvent or admits in writing its present or prospective inability to pay its debts as they become due; or

     (e)  the voluntary or involuntary liquidation or dissolution of Purchaser, the sale by Purchaser of substantially all of its assets, the merger by Purchaser into or with any other entity; the equity owners of Purchaser as of the date hereof cease to beneficially own and control at least 51% of the outstanding equity of Purchaser, which equity will be determined on the basis of the interests of the partners in the profits and losses of Purchaser.

     For purposes of this Section 7 the following terms shall have the meanings ascribed below:

     (a)  “Ancillary Agreements” means the Asset Purchase Agreement; the TMA; Wastewater Fee and Cost Allocation Agreement between Travenol Laboratories, Inc. and GB Fermentation Industries, Inc. dated as of January 4, 1983; Agreement for Sewage Collection and Treatment Services dated December 18, 1980 among the Town of Kingstree, Travenol Laboratories, Inc. and GB

Fermentation Industries, Inc.; the agreements, judgments, orders and undertakings related to the litigation and arbitration in Town of Kingstree vs. Baxter Healthcare Corporation, et al (U.S.D.C., D.S.C., Florence Division, C/A No. 4: 87-2830-2) including without limitation the Dispute Resolution Agreement dated June 1, 1988, the Supplemental Agreement dated April 22, 1992, the Security Agreement dated April 22, 1992 and the Letter Agreement between Baxter Healthcare Corporation and International Bio-Synthetics Inc. dated April 22, 1992; and any loan, purchase money agreement or guarantee evidencing any indebtedness or contingent liability by Purchaser in an amount in excess of $100,000.

     (b)  “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, or any successor statute.

     Section 8. Seller’s Rights and Remedies. Upon the occurrence of an Event of Default, Seller shall have all the rights and remedies of a secured party under the UCC, and under any other applicable law, all of which rights and remedies shall be cumulative and none of which shall be exclusive, to the extent permitted by law.

     Section 9. Termination of Security Agreement. This Security Agreement shall terminate and the lien evidenced hereby shall be released by Seller when the Note and all obligations of the Purchaser hereunder and under the Purchase Documents have been fully paid and performed. Upon the termination of this Security Agreement or Seller’s release of any security interest in the Collateral evidenced hereby, Seller shall take whatever action may be necessary, including filing the appropriate statements under the UCC to effect such termination or release.

     Section 10. Additional Agreements.

     (a)  Seller shall have the right at all times to enforce the provisions of this Security Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on its part in refraining from so doing at any time. No waiver or omission to act by Seller shall operate as a waiver of any other default or of the same default at a future time, and no single or partial exercise by Seller of any right or remedy shall preclude any other or future exercise of that or of any other right or remedy. The provisions, rights and remedies hereof are cumulative and concurrent to and with those of all other agreements and documents held by Seller in connection with the indebtedness herein described. Time is of the essence of this Security Agreement.

     (b)  All rights of Seller shall inure to the benefit of its successors and assigns, and all obligations of the Purchaser shall bind its successors and assigns. Seller shall be entitled to assign this Security Agreement and its rights and interests herein to any of its affiliates, including Gist-Brocades B.V., without notice or consent from Purchaser.

     (c)  This Security Agreement has been delivered in the State of South Carolina and shall be construed in accordance with the laws of such State. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Security Agreement.

     (d)  All notices herein required shall be in the form and shall be transmitted by the means and to the addresses specified in or as contemplated by the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the Purchaser and Seller have caused this Security Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

FERMPRO MANUFACTURING, LP

By:	Astral Technologies, Inc.,
Its General Partner

	By:	/s/ James W. Godfrey Jr.

	Name:	James W. Godfrey Jr.
	Title:	President

ATTEST:

/s/ H. Ronald Easler

	Name:	H. RONALD EASLER
	Title:	SECRETARY

IBIS LIMITED PARTNERSHIP

By:	Gist-Brocades Agro Business
Group B.V., General Partner

	By:	/s/ A. L. de Haas

A. L. de Haas

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